SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.20549

                               First Amendment To
                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):     May 7, 2001


                               Banyan Corporation
                               ------------------
             (Exact name of registrant as specified in its chapter)


     OREGON                       000-26065               84-1346327
     ------                       ---------               ----------
(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)               Identification No.)


     4740 Forge Rd., Bldg. #112, Colorado Springs, CO,                80907
     ----------------------------------------------------------------------
               (address of principal executive offices)(Zip Code)

Registrant s telephone number, including area code:     (719) 531-5535

ITEM 1.     Changes in Control of Registrant

Not Applicable

ITEM 2.     Acquisition or Disposition of Assets

As described in Banyan Corporation's (the "Registrant" or the "Company") Current Report on Form 8-K filed on May 7, 2001 (the "Initial 8-K"), effective May 7, 2001, the Registrant made an offer to purchase all of the issued and outstanding shares of Franchise Support Network, Inc., an enterprise incorporated under the Business Corporations Act (Alberta, Canada). This Current Report on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma information permitted, pursuant to Item 7 of Form 8-K, to be excluded from the Initial 8-K and required to be filed by amendment to the Initial 8-K not later than 60 days after the initial Form 8-K was required to be filed.

As described in the Registrant's Current Report on Form 8-K filed on June 15, 2001 (the "June 15 8-K"), effective June 5, 2001, the Registrant sold its wholly-owned subsidiary, TopListing.com Corporation to the former President and CEO of the Registrant. This Current Report on Form 8-K/A amends and supplements the June 15 8-K to include pro forma information pursuant to Item 7 of Form 8-K.

ITEM 3.     Bankruptcy or Receivership

Not Applicable

ITEM 4.     Changes in Registrant s Certifying Accountant

Not Applicable

ITEM 5.     Other Events and Regulation FD Disclosure

Not Applicable

ITEM 6.     Resignations of Registrant s Directors

Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired

Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the attached financial statements were omitted from the disclosures contained in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2001. Attached hereto are the audited financial statements of Franchise Support Network, Inc. as of April 30, 2001 and for the period March 21, 2001 (date of inception) through April 30, 2001.

                        FRANCHISE SUPPORT NETWORK, INC.

                            Financial Statements

                For the period from incorporation to April 30, 2001

DICK COOK SCHULLI
Chartered Accountants

AUDITORS' REPORT

To the Directors of
Franchise Support Network, Inc:

We have audited the balance sheet of Franchise Support Network, Inc. as at April 30, 2001 and the statements of loss and deficit and cash flows for the period from incorporation on March 21, 2001 to April 30, 2001. These financial Statements are the responsibility of the corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Franchise Support Network, Inc. as at April 30, 2001 and the results of its operations and its cash flows for the period form incorporation to April 30, 2001 in accordance with Canadian generally accepted accounting principles.



Calgary, Alberta                         /s/Dick Cook Schulli
May 22, 2001                              CHARTERED ACCOUNTANTS


              Suite 555, 999 - 8th Street, S.W. Calgary, Alberta, T2R 1J5
                    Phone (403) 245-1715     Fax (403) 244-9306
                              Email: mail@dcs-ca.com
                                     ---------------
                           Professional Corporations

                          FRANCHISE SUPPORT NETWORK, INC.

                                 Balance Sheet

                             As at April 30, 2001



                                Liabilities


Due to shareholders                                    $    398



Shareholders' Deficiency


Share capital - Note 2                                        2

Deficit                                                    (400)
                                                      ---------

                                                           (398)
                                                      ---------

                                                     $        -
                                                      ----------

                            FRANCHISE SUPPORT NETWORK, INC.

                             Statement of Loss and Deficit

      For the period from incorporation on March 21, 2001 to April 30, 2001



Expenses
     Incorporation Costs                               $    400

Net loss representing deficit, end of period           $    400

                          FRANCHISE SUPPORT NETWORK, INC.

                             Statement of Cash Flows

      For the period from incorporation on March 21, 2001 to April 30, 2001



Cash provided by (used for):
Operating activities
     Net loss                                         $    (400)
                                                      ----------


Financing activities
     Advances from shareholders                             398
     Shares issued                                            2
                                                      ----------

                                                            400
                                                      ----------

Increase in cash representing cash, end of period    $         -
                                                     -----------

                    FRANCHISE SUPPORT NETWORK, INC.

                    Notes to Financial Statements

     For the period from incorporation on March 21, 2001 to April 30, 2001



Note 1     -     Incorporation

The Corporation was incorporated under the Business Corporations Act (Alberta) on March 21, 2001.

As at April 30, 2001, the Corporation has not commenced business activities


Note 2     -     Share Capital

          Authorized:
               Unlimited number of:
                    Class A voting common shares
                    Class B, C, D and E non-voting common shares
                    Class F preferred shares

               Issued and outstanding

                    2 Class A common          $         2
                                              -----------


Note 3     -     United States Accounting Principals

These financial statements are prepared in accordance with Canadian generally accepted accounting principles for the period ending April 30, 2001. There are no material differences between Canadian generally accepted accounting principles and United States generally accepted accounting principles

Pro forma financial information

Attached hereto is the unaudited condensed pro forma consolidated balance sheet as of March 31, 2001, the unaudited condensed pro forma consolidated statement of operations for the three months ended March 31, 2001, and the unaudited condensed pro forma consolidated statement of operations for the year ended December 31, 2000, reflecting the disposition of TopListing.com Corporation, and including the notes to the unaudited condensed pro forma consolidated financial statements.

Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the following pro forma financial information was omitted from the disclosures contained in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2001. Attached hereto is the unaudited pro forma condensed consolidated balance sheet as of March 31, 2001, and the unaudited pro forma condensed consolidated statement of operations for three months ended March 31, 2001 reflecting the acquisition of Franchise Support Network, Inc., and including the notes to the unaudited pro forma financial statements.

                    Banyan Corporation and Subsidiaries
                       Unaudited condensed pro forma
                      consolidated financial statements

                  THREE MONTHS ENDED MARCH 31, 2001 AND
                       YEAR ENDED DECEMBER 31, 2000

On May 7, 2001, Banyan Corporation, (the "Registrant," or the "Company") made an offer to purchase all of the issued and outstanding shares of Franchise Support Network, Inc. ("FSN") in exchange for 34,047,666 shares of the Company's Class A common stock, valued at $1,021,430 ($0.03 per share, the average market price of the Company's Class A common stock prior to the proposal). The transaction requires shareholder approval and a meeting of the Company's shareholders is expected to be held within 90 days of May 7, 2001. As of July, 23, 2001, a shareholders' meeting has not yet been held. The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the proposed acquisition as if the purchase had been consummated on March 31, 2001. The accompanying unaudited condensed pro forma consolidated statement of operations for the three months ended March 31, 2001, gives effect to the proposed acquisition as if the purchase had been consummated on January 1, 2001. The historical financial statements of FSN (included herein) are as of April 30, 2001 and for the period March 21, 2001 (date of inception) through April 30, 2001.

On June 4, 2001, the Registrant sold all of the common shares of its wholly-owned subsidiary, TopListing.com Corporation ("TopListing") to the Registrant's former President and CEO, Larry Stanley, in exchange for the reduction of a $35,000 note payable to Mr. Stanley. The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the sale of TopListing as if it had occurred on March 31, 2001. The accompanying unaudited condensed pro forma consolidated statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000, give effect to the sale as if it had occurred on January 1, 2001 and January 1, 2000, respectively. The pro forma adjustments are recorded to exclude the operations of TopListing from the consolidated statements of operations of the Company for the periods presented.

The unaudited condensed pro forma consolidated financial statements should be read in conjunction with the historical financial statements of FSN (included herein) as well as those of the Registrant. The unaudited condensed pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operations that actually would have occurred had either transaction occurred before May 7, 2001 or June 5, 2001, respectively, or to project the Registrant's financial position or results of operations to any future period.

                       BANYAN CORPORATION AND SUBSIDIARIES
            UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001

                                                    Pro forma               Pro forma
                                  Banyan          Disposition of              Banyan        Franchise     Pro forma
                                Corporation       TopListing.com           Corporation       Support      Acquisition   Pro forma
                             and Subsidiaries        Corporation          and Subsidiary   Network, Inc.    of FSN     Consolidated
                             ----------------        -----------          --------------   ------------     ------     ------------
                               (Historical)                                               (Historical)
ASSETS:
Current assets
 Cash and cash equivalents     $     36,077     $     (6,428) (a)         $     29,649                                 $    36,077
 Accounts receivable                 44,809                                     44,809                                      44,809
 Inventories                        109,409                                    109,409                                     109,409
 Trading securities                 356,356                                    356,356                                     356,356
                               ------------     -------------             ------------                                 -----------
   Total current assets             546,651           (6,428)                  540,223                                     540,223
                               ------------     -------------             ------------                                 -----------

Furniture, fixtures and
equipment, net                       34,605          (13,891) (a)               20,714                                      20,714
                               ------------     -------------             ------------                                 -----------
Goodwill                                                                                                $1,021,828 (b) $ 1,021,828
Other assets, net                     9,948                                      9,948                                       9,948
                               ------------                               ------------                  ----------     -----------
                                      9,948                                      9,948                   1,021,828       1,031,776
                               ------------                               ------------                  ----------     -----------

                              $     591,204    $     (20,319)             $    570,885                  $1,021,828     $ 1,592,713
                               ============    ==============             ============                  ==========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
 Accounts payable             $    301,100     $     (37,409) (a)         $    263,691                                 $   263,691
 Accrued salaries and
  related expenses                 121,389           (24,234) (a)               97,155                                      97,155
 Accrued interest                  271,771            (1,359) (a)              270,412                                     270,412
 Other liabilities                 178,976           (34,267) (a)              144,709                                     144,709
 Notes and other payables:         466,435           (83,500) (a)              347,935     $     398                       348,333
                                                     (35,000) (a)
                               ------------    --------------             ------------     ---------    ----------     -----------
   Total liabilities,
     all current                 1,339,671          (215,769)                1,123,902           398                     1,124,300
                               ------------    --------------             ------------     ---------    ----------     -----------

Stockholders' equity
 (deficit)                        (748,467)          195,450                  (553,017)         (398)   $1,021,828 (b)     468,413
                               ------------    --------------             ------------     ---------    ----------     -----------

                               $   591,204     $     (20,319)             $    570,885     $            $1,021,828     $ 1,592,713
                               ============    ==============             ============     =========    ==========     ===========

                      BANYAN CORPORATION AND SUBSIDIARIES
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2001

                       BANYAN CORPORATION AND SUBSIDIARIES
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                        THREE MONTHS ENDED MARCH 31, 2001



                                                                                           Franchise
                                                                                            Support
                                                                                          Network, Inc.
                                                    Pro forma               Pro forma     for the period
                                  Banyan          Disposition of              Banyan       March 21,2001
                                Corporation       TopListing.com           Corporation    (inception) to   Pro forma     Pro forma
                             and Subsidiaries        Corporation          and Subsidiary   April 30,2001  Adjustments  Consolidated
                             ----------------        -----------          --------------   -------------  -----------  ------------
                               (Historical)                                               (Historical)
Sales, net                     $     55,495     $     5,267 (a)           $     50,228                                 $    50,228

Cost of sales                        54,588          19,948 (a)                 34,640                                      34,640
                               ------------     -----------               ------------                                 -----------
Gross margin                            907         (14,681)                    15,588                                      15,588

Selling, general and
 administrative expenses            288,263          57,618 (a)                230,645     $     400                       231,045
                               ------------     -----------               ------------     ---------                   -----------

Loss from operations               (287,356)        (72,299)                  (215,057)         (400)                     (215,457)
                               ------------     -----------               ------------     ---------                   -----------

Other income (expense)             (189,677)                                  (189,677)                                   (189,677)
                               ------------                               ------------                                 -----------
Net loss                       $   (477,033)    $   (72,299)              $   (404,734)    $    (400)                  $  (405,134)
                               ============     ===========               ============     =========                   ===========

Net loss per share
Basic and fully diluted        $      (0.05)                              $      (0.04)                                $    (0.01)
                               ============                               ============                                 ===========

Weighted average number of
 common shares outstanding
 - basic and diluted              9,509,068                                  9,509,068                  34,047,666 (c)  43,556,734
                                                                                                                              (c)
                               ============                               ============     =========    ==========     ===========

                       BANYAN CORPORATION AND SUBSIDIARIES
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2000


                                                    Pro forma               Pro forma
                                  Banyan          Disposition of              Banyan
                                Corporation       TopListing.com           Corporation
                             and Subsidiaries        Corporation          and Subsidiary
                             ----------------        -----------          --------------
                               (Historical)
Sales, net                     $     511,909    $     179,798 (a)         $     332,111

Cost of sales                        244,576           62,107 (a)               182,469
                               -------------     ------------             -------------

Gross margin                         267,333          117,691                   149,642

Selling, general and
 administrative expenses           1,609,491          257,512 (a)             1,351,979
                               -------------     ------------             -------------

Loss from operations              (1,342,158         (375,203)                 (966,955)
                               -------------     ------------             -------------

Other income (expense)              (897,508)          (1,763) (a)             (895,508)
                               -------------     ------------             -------------

Net loss                       $  (2,239,666)    $   (376,203)            $  (1,863,463)
                               =============     ============             =============

Net loss per share
Basic and fully diluted        $       (0.22)                             $       (0.18)
                               =============                              =============

Weighted average number
 of common shares outstanding
 - basic and diluted              10,264,614                                 10,264,614
                               =============                              =============

                       BANYAN CORPORATION AND SUBSIDIARIES
                          NOTES TO UNAUDITED CONDENSED
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                           AND STATEMENT OF OPERATIONS

                      AS OF AND FOR THE THREE MONTHS ENDED
               MARCH 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2000



On May 7, 2001, Banyan Corporation, (the "Registrant," or the "Company") made an offer to purchase all of the issued and outstanding shares of Franchise Support Network, Inc. ("FSN") in a transaction to be accounted for as a purchase. Consideration for the purchase consists of 34,047,666 shares of the Company's Class A common stock, valued at $1,021,430 ($0.03 per share, the average market price of the Company's Class A common stock prior to the proposal). The purchase method of accounting conforms the accounting policies followed by the consolidated entities. The are no significant accounting policy differences or other items, which required adjustment in the unaudited condensed pro forma consolidated financial statements.

On June 4, 2001, the Registrant sold all of the common shares of its wholly-owned subsidiary, TopListing.com Corporation ("TopListing") to the Registrant's former President and CEO, Larry Stanley, in exchange for the reduction of a $35,000 note payable to Mr. Stanley, which results in a pro forma gain of approximately $195,000 at March 31, 2001. The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the sale of TopListing as if it had occurred on March 31, 2001. The accompanying unaudited condensed pro forma consolidated statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000, give effect to the sale as if it had occurred on January 1, 2001 and January 1, 2000, respectively. The pro forma adjustments are recorded to exclude the operations of TopListing from the consolidated statements of operations of the Company for the periods presented.

Pro forma adjustments consist of the following:

Entry (a):

To reflect the disposition of TopListing and the $35,000 reduction in notes payable of the Company to Mr. Stanley in exchange for all of the common stock of TopListing.

Entry (b):

To reflect the May 7, 2001 proposed acquisition of all of the issued and outstanding shares of FSN in exchange for 34,047,666 shares of the Company's Class A common stock, valued at $1,021,430 ($0.03 per share, which was based on the average market price of the Company's Class A common stock for prior to the proposal). The consideration of $1,021,430, plus the elimination of the FSN deficit of $398, results in goodwill of $1,021,828. No amortization expense has been reflected in accordance with Statement of Financial Accounting Standard No. 142 Goodwill and Other Intangible Assets, which was released in July 2001.

Entry (c):

To record the pro forma weighted average number of common shares outstanding.

(3)     Exhibits

The following Exhibits are filed as a part of this disclosure statement:

10.1     Offer to Purchase Franchise Support Network Inc.*
99.1     The Registrant s Press Release dated June 5, 2001**

* Incorporated by reference to the Registrant s Form 8-K dated May 17, 2001 ** Incorporated by reference to the Registrant s Form 8-K dated June 14, 2001

ITEM 8.     CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.     REGULATION FD DISCLOSURE.

Not Applicable

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANYAN CORPORATION
                                        ------------------
                                        (Registrant)


Date:     July 24, 2001                    /s/Michael J. Gelmon
                                           --------------------
                                           Michael J. Gelmon
                                           Chief Executive Officer and Director